================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported): July 1, 2005 (June 30, 2005)

                             CALLIDUS SOFTWARE INC.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                   000-50463            77-0438629
   (State or Other Jurisdiction       (Commission         (IRS Employer
       of Incorporation)              File Number)      Identification No.)

         160 W. Santa Clara Street, Suite 1500
                     San Jose, CA                               95113
        (Address of Principal Executive Offices)              (Zip Code)

                                 (408) 808-6400
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a -12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

================================================================================

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

    On June 30, 2005, Registrant issued a press release announcing its preliminary financial results of and for the quarter ended June 30, 2005. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into Registrant's filings with the SEC under the Securities Act of 1933 and shall not be deemed to be "filed" with the SEC under the Securities Exchange Act of 1934.

ITEM 8.01.  OTHER EVENTS

    The information in Item 2.02 is hereby incorporated into Item 8.01

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

   (a) Not applicable.

   (b) Not applicable.

   (c) Exhibits

   99.1 Press Release dated June 30, 2005

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CALLIDUS SOFTWARE INC.

Date: June 30, 2005                           By:    /s/ Ronald J. Fior
                                                     ---------------------------
                                              Name:  Ronald J. Fior
                                              Title: Vice President, Finance and
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

99.1     Press Release dated June 30, 2005.